UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): January 22, 2001

                            PRO-FAC COOPERATIVE, Inc.
               (Exact Name of Registrant as Specified in Charter)

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
                 New York                              0-20539                          16-6036816
------------------------------------------     --------------------------   ------------------------------------
(State or other jurisdiction of incorporation) (Commission File Number)(IRS Employer Identification Number)
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                90 Linden Oaks, Rochester, New York         14625
             -----------------------------------------   -------------
             (Address of Principal Executive Offices)      (Zip Code)


       Registrant's Telephone Number, Including Area Code: (716) 383-1850
                                                           --------------







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Item 5.  Other Events.
         ------------

         PF Acquisition II, Inc., a subsidiary of Pro-Fac Cooperative, Inc., which conducts business under the name "AgriFrozen Foods", issued the press release attached to this Report as an exhibit regarding the closing of its facilities in Oregon and Washington. As is stated in the attached press release, AgriFrozen has operated at a loss since its inception in February 1999, and its lender has indicated that it will no longer continue to fund AgriFrozen's operations. Neither Pro-Fac nor Agrilink Foods, Inc., a wholly owned subsidiary of Pro-Fac, guarantees the debts of AgriFrozen or otherwise pledges any of their respective properties as security for AgriFrozen's indebtedness. In fact, all of AgriFrozen's indebtedness is expressly without recourse to Pro-Fac and Agrilink.



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                              PRO-FAC COOPERATIVE, INC.







Date:  January 23, 2001              BY:   /s/     Earl L. Powers
      -------------------                  ------------------------------------
                                                   EARL L. POWERS,
                                             VICE PRESIDENT FINANCE AND
                                                    ASSISTANT TREASURER
                                           (Principal Financial Officer and
                                             Principal Accounting Officer)



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                                INDEX TO EXHIBITS


 Exhibit No.                     Description


  99           Press Release of AgriFrozen Foods, dated  January 22, 2000